CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Allocator Series of our reports dated February 19, 2021, relating to the financial statements and financial highlights, which appear in Franklin Conservative Allocation Fund, Franklin Moderate Allocation Fund and Franklin Growth Allocation Fund’s Annual Reports on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 22, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Allocator Series of our reports dated February 19, 2021, relating to the financial statements and financial highlights, which appear in Franklin LifeSmartTM Retirement Income Fund, Franklin LifeSmartTM 2020 Retirement Target Fund, Franklin LifeSmartTM 2025 Retirement Target Fund, Franklin LifeSmartTM 2030 Retirement Target Fund, Franklin LifeSmartTM 2035 Retirement Target Fund, Franklin LifeSmartTM 2040 Retirement Target Fund, Franklin LifeSmartTM 2045 Retirement Target Fund, Franklin LifeSmartTM 2050 Retirement Target Fund and Franklin LifeSmartTM 2055 Retirement Target Fund’s Annual Reports on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 22, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Allocator Series of our report dated February 19, 2021, relating to the financial statements and financial highlights, which appears in Franklin Corefolio Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 22, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Franklin Allocator Series of our report dated February 19, 2021, relating to the financial statements and financial highlights, which appears in Franklin Global Allocation Fund’s Annual Report on Form N-CSR for the year ended December 31, 2020. We also consent to the references to us under the headings “Financial Highlights” and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

April 22, 2021